CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Cost of revenues	$ 24,944	$ 11,164	$ 6,322
Sales and marketing expenses	62,307	33,388	23,637
Related party
Cost of revenues	613	272	183
Sales and marketing expenses	2,077	612	882
Other (expenses)/income, net	$ 101	$ 134	$ 142